UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2014

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Innovation Drive Dayton, Ohio	45342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2014, the Board of Directors of Teradata Corporation (the “Company”) approved the Amended and Restated By-Laws of the Company (the “Amended By-Laws”), to become effective April 29, 2014. Certain of such amendments (the “Conditional Amendments”) were subject to and were to become effective only upon the approval of amendments to the Company’s certificate of incorporation by the Company’s stockholders at the 2014 Annual Meeting of Stockholders on April 29, 2014. The proposed amendments to the Company’s certificate of incorporation, which required the affirmative vote of stockholders holding at least 80% of the outstanding common stock, were not approved at the annual meeting. Accordingly, the adoption of the Amended By-Laws, without the Conditional Amendments, became effective as of April 29, 2014 (the “Effective Date”).

Pursuant to the changes to the Amended By-Laws that were adopted as of the Effective Date, the Board of Directors:

•	Amended Article II, Sections 15 and 16 to further clarify the deadlines for timely submission of notice by a stockholder to the Company’s Secretary and provide that a notice by a stockholder must state whether such party intends to solicit proxies from stockholders in support of such proposed business.

This summary should be read in conjunction with, and is qualified in its entirety by, the Amended By-Laws that were adopted as of the Effective Date, a copy of which is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 29, 2014. At the Annual Meeting, the holders of a total of 134,115,071 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 84% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters: a proposal to elect Nancy E. Cooper, David E. Kepler and William S. Stavropoulos as Class I directors, an advisory (non-binding) vote on executive compensation, the approval of an amendment of the Company’s certificate of incorporation to provide for the annual election of directors, and a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014. The number of shares voted with respect to each matter required to be reported herein was certified by an independent inspector of elections and is set forth below:

1. Election of Class I directors for three-year terms expiring at the 2017 Annual Meeting and to hold office until their respective successors are duly elected and qualified.

1a. Nancy E. Cooper

For: 117,717,193	Against: 684,816	Abstain: 803,090	Broker Non-Votes: 14,909,972

1b. David E. Kepler

For: 117,878,462	Against: 385,088	Abstain: 941,549	Broker Non-Votes: 14,909,972

1c. William S. Stavropoulos

For: 114,814,634	Against: 3,582,343	Abstain: 808,122	Broker Non-Votes: 14,909,972

2. An advisory (non-binding) vote on executive compensation.

For: 110,328,518	Against: 7,852,261	Abstain: 1,024,320	Broker Non-Votes: 14,909,972

3. The approval of an amendment of the Company’s certificate of incorporation to provide for the annual election of directors.

For: 117,818,163	Against: 490,583	Abstain: 896,353	Broker Non-Votes: 14,909,972

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014.

For: 132,790,705	Against: 221,015	Abstain: 1,103,351

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated By-Laws of Teradata Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel and Secretary

Dated: May 2, 2014